UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2024

AERWINS Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40734	86-2049355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Walnut Building 691 Mill St, Suite 204 Los Angeles, CA	90021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 527-1270

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.000001 par value per share	AWIN	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AWINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2024, AERWINS Technologies, Inc. (the “Company”) filed a Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation, as amended (the “Amendment”) with the Secretary of State of the State of Delaware relating to a 1-for-100 reverse stock split (the “Reverse Stock Split”) of the outstanding shares of the Company’s common stock, par value $0.000001 (“Common Stock”). The Reverse Stock Split is expected to become effective at the market open on April 2, 2024 on the Nasdaq Capital Market (“Nasdaq”) and the Common Stock is expected to begin trading on Nasdaq on a Reverse Stock Split-adjusted basis on April 2, 2024 at market open. The Company’s stockholders previously approved the reverse stock split and granted the board of directors the authority to determine the exact split ratio and when to proceed with the reverse stock split at the Company’s Annual Meeting of Stockholders held on November 20, 2023. The Company’s board of directors approved the Reverse Stock Split in the ratio of 1-for-100 on March 19, 2024.

The par value and other terms of the Common Stock were not affected by the Reverse Stock Split. The Company’s post-Reverse Stock Split Common Stock CUSIP number will be 00810J207.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release (the “Press Release”) on March 28, 2024 regarding the Reverse Stock Split. The information included in the Press Release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation, as amended filed with the Delaware Secretary of State on March 28, 2024.
99.1	Press release of the registrant issued on March 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 28, 2024	AERWINS Technologies Inc.

	By:	/s/ Kiran Sidhu
Kiran Sidhu
Chief Executive Officer